GCAT 2025-NQM1 ABS-15G

Exhibit 99.28

Consolidated Analytics, Inc.

Form ABS Due Diligence 15-E

GCAT 2025-NQM1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc.

Business Name (If Different):

Principal Business Address: 1 MacArthur Place, Suite 100, Santa Ana, CA 92707

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: Blue River Mortgage V LLC

Business Name (If Different):

Principal Business Address: 245 Park Avenue, New York, NY 10167

In connection therewith, Client shall pay to Consolidated Analytics the greater of a fee totaling $2500.00 or $25 per loan, which fee the Client acknowledges and agrees shall be paid concurrently with the funding of the transaction in connection with which this letter is being delivered.

Item 3: Credit rating criteria

The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Consolidated Analytics, Inc.

By:

Date:

Attachment A

Item 4: Description of the due diligence performed

GCAT 2025-NQM1

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Blue River Mortgage V LLC, through a bulk purchase. The Review was conducted from May 2022 to September 2024 on mortgage loans originated between April 2022 and September 2024.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of 46 loans with an aggregate principal balance of $16,515,947.50.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations S&P Global Ratings, and Kroll Bond Rating Agency, LLC, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Name
Escrow Indicator	Loan Purpose	Loan Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
Property County	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Reserves
Original HOA Payment	Closing Date	Originator DTI
Channel	Cash to Close	Qualifying Total Debt Income Ratio
Total Qualified Assets Post-Close	Qualifying Housing Debt Income Ratio	Total Qualified Assets for Reserves Post-Close
Qualifying Total Reserves Number of Months	All Other Payments	Borrower 1 Qualifying Income
Original Collateral Value	Interested Party Contributions	Total Monthly Property Insurance Amount
Qualifying LTV	Qualifying CLTV	Qualifying HLTV
Monthly HOA $	Borrower Last Name	Borrower 1 Self-Employment Flag
Qualifying Interest Rate	Borrower 2 Qualifying Income	Total Other REO Net Rental Income
Borrower First Name	Borrower 1 FTHB	Borrower 1 SSN
Borrower 2 Citizen	Borrower 3 Origination FICO	Monthly Property Tax Amount
ULI Capture

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.	QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets
a.	Validate borrower(s) monthly gross income
b.	Validate funds required to close, required reserves
c.	Review file documentation for required level of income and asset verifications
2.	Employment Status
a.	Review file documentation for required level of employment
3.	Monthly Mortgage Payment
a.	Confirm program, qualifying rate, terms
4.	Simultaneous Loans
a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
a.	Validate subject loan monthly payment (PITI) and associated obligations
6.	Debts / Obligations
a.	Validate monthly recurring liabilities
7.	DTI and/or Residual Income
a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
b.	Documentation meets Appendix Q requirements for QM Loans
8.	Credit History
a.	Review credit report for credit history and required credit depth including any / all inquiries
b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value
10.	Review borrower's occupancy
11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
13.	Confirm that Final 1003 is sufficiently completed
14.	Provide Audit 1008 with accurate data based on file documentation
15.	Confirm Loan Approval conditions were met
16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Review appraisal to ensure all required documents were included.
7.	Review location map provided within the appraisal for external obsolescence.
8.	Ensure highest and best use and zoning complies with guidelines.
9.	Confirm there are no marketability issues that affect the subject property.
10.	Ensure subject property does not suffer any functional obsolescence.
11.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
12.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (46 loans in total):

One (1) loan had a Secondary Appraisal, zero (0) loans had AVMs, and forty-six (46) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

Zero (0) loans had a Field Review, and zero (0) loans had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	45	$15,886,347.50	97.83%
Event Grade B	1	$629,600.00	2.17%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	46	$16,515,947.50	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	45	97.83%
Event Grade B	1	2.17%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	46	100.00%

Compliance Results (As applicable, 10 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	36	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	36	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	46	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	46	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	32
		MISSING VERIFICATION OF MORTGAGE	4
		MISSING PRELIMINARY HUD	3
		INELIGIBLE PROPERTY	2
		NO FINDINGS	2
		MISSING FIRST PAYMENT LETTER	2
		MISSING PAYOFF STATEMENT	2
		MISSING CLOSING PROTECTION LETTER	2
		MISSING RENT REVIEW	1
		INELIGIBLE CREDIT HISTORY	1
		MISSING UPDATED LEASE	1
		ADVERSE CREDIT (JUDGMENTS)	1
		Borrower Employment Verification does not meet guidelines	1
		INSUFFICIENT ARTICLES OF ORGANIZATIN	1
		MISSING TAX CERTIFICATE	1

		MAXIMUM LTV	1
		DATA TAPE DISCREPANCY	1
		MINIMUM TITLE INSURANCE COVERAGE	1
		Asset Documents are Incomplete	1
		MISISNG PAYOFF STATEMENT	1
		MISSING PURCHASE CONTRACT ADDENDUM	1
		MISSING CERTIFICATE OF GOOD STANDING	1
		MISSING SATISFACTION OF MORTGAGE	1
		ADVERSE CREDIT (CRIMINAL HISTORY)	1
		MISSING TITLE INSURANCE	1
		ADVERSE CREDIT (LIENS)	1
		Borrower Liabilities Verification Indicator is Partial	1
		MISSING FORM W-9	1
		Final Loan Application is Missing	1
		MISSING MORTGAGE	1
		MISSING NAME AFFADAVIT	1
		Total Credit Grade (A) Exceptions:	72
	B	Borrower Employment Verification does not meet guidelines	1
		Total Credit Grade (B) Exceptions:	1
Compliance	A	No Compliance Findings	32
		Originator NMLS is Not Active	2
		Security Instrument Indicator is Partial	1
		Higher-Priced Mortgage Loan	1
		DTI Provided Test	1

		Total Compliance Grade (A) Exceptions:	37
Property	A	No Property Findings	34
		MISSING APPRAISAL REVIEW	2
		Third Party Desk Review variance to appraised value exceeds 10%	1
		INELIGIBLE PROPERTY	1
		MISSING HAZARD INSURANCE	1
		Total Property Grade (A) Exceptions:	39

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 46 mortgage loans reviewed, twenty (20) unique mortgage loans (43.48% by loan count) had a total of thirty-seven (37) different tape discrepancies across twenty (20) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Closing Date	6	16.22%
GUARANTOR FIRST NAME	4	10.81%
GUARANTOR LAST NAME	4	10.81%
Most Recent FICO Date	3	8.11%
Original Collateral Value Date	2	5.41%
Original Collateral Value	2	5.41%
Borrower First Time Buyer	2	5.41%
BORROWER BILLING PHONE NUMBER	2	5.41%
POST-REHAB SQ FT	1	2.70%
Original LTV	1	2.70%
Original Interest Only Term	1	2.70%
PRE-REHAB SQ FT	1	2.70%
ORIGINATION DATE	1	2.70%
PURCHASE PRICE	1	2.70%
COST BASIS	1	2.70%
UW FICO Utilized	1	2.70%
Sales Price	1	2.70%
ORIGINAL CREDIT REPORT DATE	1	2.70%
ADDRESS	1	2.70%
Original CLTV	1	2.70%
Grand Total	37	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.